UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2006
PATTERSON-UTI ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	0-22664	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4510 Lamesa Highway
Snyder, Texas	79549
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (325) 574-6300
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
      Patterson-UTI Energy, Inc. (the “Company”) wishes to disclose its press release dated November 1, 2006, furnished herewith as Exhibit 99.1, relating to the Company’s financial results for the quarter ended September 30, 2006.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	The following exhibit is furnished herewith:

99.1 Press Release dated November 1, 2006, relating to the financial results of Patterson-UTI Energy, Inc. for the quarter ended September 30, 2006.
The information in this report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.
	By:	/s/ John E. Vollmer III
John E. Vollmer III
Dated: November 1, 2006		Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 1, 2006, relating to the financial results of Patterson-UTI Energy, Inc. for the quarter ended September 30, 2006.